                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2001
                       -----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
-------------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
       July 31, 2001, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2001-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-53404                   52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------




                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4 and AV-1
Certificateholders with respect to the December 26, 2001 Distribution Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EQUITY ONE ABS, INC.



                                               By: /s/ James H. Jenkins
                                                   -----------------------------
                                                   James H. Jenkins,
                                                   Senior Vice President and CFO


Dated:  December 27, 2001
















                                        3






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                                                                                                                         Page 1 of 6
====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                                   Statement to Certificateholders
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE            PRINCIPAL                                                    REALIZED       DEFERRED      PRINCIPAL
  CLASS        VALUE            BALANCE        PRINCIPAL     INTEREST         TOTAL          LOSSES        INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   AF1     43,004,000.00     38,274,848.70   2,357,140.81    71,366.64    2,428,507.45              0.00        0.00   35,917,707.89
   AF2     31,329,000.00     31,329,000.00           0.00   141,424.33      141,424.33              0.00        0.00   31,329,000.00
   AF3     18,000,000.00     18,000,000.00           0.00    91,980.00       91,980.00              0.00        0.00   18,000,000.00
   AF4     28,000,000.00     28,000,000.00           0.00   155,913.33      155,913.33              0.00        0.00   28,000,000.00
   AV1     90,292,000.00     87,250,013.84   1,719,901.44   170,682.84    1,890,584.28              0.00        0.00   85,530,112.40
    R               0.00              0.00           0.00         0.00            0.00              0.00        0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTALS  210,625,000.00    202,853,862.54   4,077,042.25   631,367.14    4,708,409.39              0.00        0.00  198,776,820.29
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    X     210,626,025.00    204,988,315.50           0.00        17.83           17.83              0.00        0.00  201,834,007.61
------------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------  --------------------------
                            FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------------  --------------------------
                                                                                                                            CURRENT
                               BEGINNING                                                      ENDING                       PASS-THRU
  CLASS          CUSIP         PRINCIPAL       PRINCIPAL     INTEREST         TOTAL          PRINCIPAL      CLASS            RATE
--------------------------------------------------------------------------------------------------------  --------------------------
   AF1        294754 AC0      890.02996698    54.81212934   1.65953493     56.47166426      835.21783764     AF1           2.237500%
   AF2        294754 AD8    1,000.00000000     0.00000000   4.51416675      4.51416675    1,000.00000000     AF2           5.417000%
   AF3        294754 AE6    1,000.00000000     0.00000000   5.11000000      5.11000000    1,000.00000000     AF3           6.132000%
   AF4        294754 AF3    1,000.00000000     0.00000000   5.56833321      5.56833321    1,000.00000000     AF4           6.682000%
   AV1        294754 AG1      966.30946086    19.04821512   1.89034289     20.93855801      947.26124574     AV1           2.347500%
--------------------------------------------------------------------------------------------------------  --------------------------
  TOTALS                      963.10439188    19.35687715   2.99758880     22.35446595      943.74751473
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------  --------------------------
    X         N/A             973.23355696     0.00000000   0.00008465      0.00008465      958.25768734      X            0.000000%
--------------------------------------------------------------------------------------------------------  --------------------------



------------------------------------------------------------------------------------------------------------------------------------
             IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                         Robert Wainwright
                                          JPMorgan Chase Bank - Structured Finance Services
                                                       450 West 33 st, 14 fl.
                                                 New York, New York 10001 Tel: (212)
                                                              946-7551
                                                 Email: robert.wainwright@chase.com
------------------------------------------------------------------------------------------------------------------------------------






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JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                                                                        Page 2 of 6

====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)          Funds Allocable to Certificate Principal

                                       Group I Scheduled Principal                                                         90,311.78
                                       Group I Curtailments                                                                14,483.49
                                       Group I Prepayments                                                              1,817,163.52
                                       Group I Liquidation Proceeds                                                             0.00
                                       AF Available Distributable Excess Spread                                           435,182.02

                                       Group II Scheduled Principal                                                        44,972.77
                                       Group II Curtailments                                                                3,805.91
                                       Group II Prepayments                                                             1,183,570.42
                                       Group II Liquidation Proceeds                                                            0.00
                                       AV-1 Available Distributable Excess Spread                                         487,552.34

Sec. 4.03 (a)(ii)        Interest Distribution Amounts

                                       Interest Distribution - AF-1                                                        71,366.64
                                       Unpaid Interest - AF-1                                                                   0.00
                                       Remaining Unpaid Interest - AF-1                                                         0.00

                                       Interest Distribution - AF-2                                                       141,424.33
                                       Unpaid Interest - AF-2                                                                   0.00
                                       Remaining Unpaid Interest - AF-2                                                         0.00

                                       Interest Distribution - AF-3                                                        91,980.00
                                       Unpaid Interest - AF-3                                                                   0.00
                                       Remaining Unpaid Interest - AF-3                                                         0.00

                                       Interest Distribution - AF-4                                                       155,913.33
                                       Unpaid Interest - AF-4                                                                   0.00
                                       Remaining Unpaid Interest - AF-4                                                         0.00

                                       Interest Distribution - AV-1                                                       170,682.84
                                       Unpaid Interest - AV-1                                                                   0.00
                                       Remaining Unpaid Interest - AV-1                                                         0.00

Sec. 4.03(a)(iii)        Available Funds Shortfall

                                       Class AF Available Funds Shortfall                                                       0.00
                                       Class AV-1 Available Funds Shortfall                                                     0.00

Sec. 4.03(a)(v)          Pool Principal Balances

                                       Group I Beginning Pool Balance                                                 116,797,732.33
                                       Group I Ending Pool Balance                                                    114,875,773.54
                                       Group II Beginning Pool Balance                                                 88,190,583.17
                                       Group II Ending Pool Balance                                                    86,958,234.07


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JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
====================================================================================================================================
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                                                                                                                         Page 3 of 6

====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                                         December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(vi)           Servicing Fee

                                         Group I Servicing Fee                                                             48,665.72
                                         Group II Servicing Fee                                                            36,746.08

Sec. 4.03(a)(viii)         Delinquency Advances

                                         Group I Delinquency Advances Included in Current Distribution                     63,430.58
                                         Group I Recouped Advances Included in Current Distribution                             0.00
                                         Group I Aggregate Amount of Advances Outstanding                                 195,829.20
                                         Group II Delinquency Advances Included in Current Distribution                    61,728.09
                                         Group II Recouped Advances Included in Current Distribution                            0.00
                                         Group II Aggregate Amount of Advances Outstanding                                233,723.52

Section 4.03(a)(ix) A      Group I and Group II Loans Delinquent

                           =====================================================
                                              Group 1
                           -----------------------------------------------------
                            Period    Number    Principal Balance    Percentage
                           -----------------------------------------------------
                            0-30 days      239     23,145,874.36         20.15%
                           -----------------------------------------------------
                           31-60 days       16      1,835,796.38          1.60%
                           -----------------------------------------------------
                           61-90 days       14        848,371.85          0.74%
                           -----------------------------------------------------
                              91+days        9        880,329.54          0.77%
                           -----------------------------------------------------
                              Total        278     26,710,372.13         23.26%
                           =====================================================

                           =====================================================
                                              Group 2
                           -----------------------------------------------------
                             Period    Number    Principal Balance    Percentage
                           -----------------------------------------------------
                            0-30 days       93     12,245,202.30         14.08%
                           -----------------------------------------------------
                           31-60 days       12      1,689,715.88          1.94%
                           -----------------------------------------------------
                           61-90 days        7        752,438.71          0.87%
                           -----------------------------------------------------
                              91+days        7        827,188.28          0.95%
                           -----------------------------------------------------
                              Total        119     15,514,545.17         17.84%
                           ====================================================

Sec. 4.03 (a)(ix) B        Group I and Group II Loans in Foreclosure

                                        ========================================
                                                      Group 1
                                        ----------------------------------------
                                        Number    Principal Balance   Percentage
                                        ----------------------------------------
                                             0                 0.00       0.00%
                                        ========================================
                                        ========================================
                                                      Group 2
                                        ----------------------------------------
                                        Number    Principal Balance   Percentage
                                        ----------------------------------------
                                             0                 0.00       0.00%
                                        ========================================

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JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
====================================================================================================================================
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                                                                                                                         Page 4 of 6

====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(x),(xi)      Group I and Group II Loans in REO
                                       =======================================================
                                                             Group 1
                                       -------------------------------------------------------
                                       Number            Principal Balance      Percentage
                                       -------------------------------------------------------
                                            0                         0.00           0.00%
                                       =======================================================
                                       =======================================================
                                                             Group 2
                                       -------------------------------------------------------
                                       Number            Principal Balance      Percentage
                                       -------------------------------------------------------
                                            0                         0.00           0.00%
                                       =======================================================


                                       Market Value of Group I REO Loans                                                        0.00
                                       Market Value of Group II REO Loans                                                       0.00

Sec. 4.03(a)(xii)         Aggregate Stated Principal Balance of the Three Largest Loans

                                       Group I Three Largest Loans                                                      1,408,519.76
                                       Group II Three Largest Loans                                                     1,363,978.98

Sec. 4.03(a)(xiii)        Net WAC Cap Carryover

                                       Class AF Net WAC Cap Carryover Amounts Due                                               0.00
                                       Class AF Net WAC Cap Carryover Amounts Paid                                              0.00
                                       Class AV Net WAC Cap Carryover Amounts Due                                               0.00
                                       Class AV Net WAC Cap Carryover Amounts Paid                                              0.00

Sec. 4.03(a)(xiv)         Aggregate Principal Balance of Balloon Loans w/ Original Terms <= 36 Months 60+ Delinquent

                                       Group I Aggregate Principal Balance of Balloon Loans                                     0.00
                                       Group II Aggregate Principal Balance of Balloon Loans                                    0.00

Sec. 4.03 (a)(xv),(xxiii) Loan Losses

                                       Group I Current Period Loan Losses                                                       0.00
                                       Group I Cumulative Loan Losses                                                           0.00
                                       Group II Current Period Loan Losses                                                      0.00
                                       Group II Cumulative Loan Losses                                                          0.00

Sec. 4.03 (a)(xvi)        Reserve Fund
                                       Beginning Balance of Reserve Fund                                                        0.00
                                       Funds Withdrawn From Reserve Fund For Distribution                                       0.00
                                       Ending Balance of Reserve Fund                                                           0.00

Sec. 4.03 (a)(xvii)       Number of Loans Repurchased

                                       Group I Number of Loans Repurchased                                                      0.00
                                       Group II Number of Loans Repurchased                                                     0.00


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JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
====================================================================================================================================
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                                                                                                                         Page 5 of 6

====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                                          December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03 (a)(xviii)      Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                       Group I Weighted Average Mortgage Rate                                                   9.80
                                       Group II Weighted Average Mortgage Rate                                                  9.68

Sec. 4.03 (a)(xix)        Weighted Average Remaining Term of Outstanding Loans

                                       Group I Weighted Average Remaining Term                                                322.00
                                       Group II Weighted Average Remaining Term                                               356.00

Sec. 4.03 (a)(xx)         Overcollateralization Amounts

                                       Class AF Overcollateralization Target Amount                                     3,910,829.41
                                       Class AF Overcollateralization Amount                                            1,629,065.65
                                       Class AV-1 Overcollateralization Target Amount                                   6,997,693.04
                                       Class AV-1 Overcollateralization Amount                                          1,428,121.67
                                       Weighted Average Overcollateralization Target Amount                             5,238,528.53

Sec. 4.03 (a)(xxi)        Distributable Excess Spread Included in Distribution

                                       Class AF Distributable Excess Spread                                               435,182.02
                                       Class AV-1 Distributable Excess Spread                                             487,552.34

Sec. 4.03 (a)(xxii)       Amount of Funds Collected by Trustee under Yield Maintenance Agreement                                0.00

Sec. 4.03 (a)(xxiv)       Spread Account Excess

                                       Class AF Spread Account Excess                                                           0.00
                                       Class AV-1 Spread Account Excess                                                         0.00
                                       Allocation to Class X Holders                                                            0.00

Sec. 4.03 (a)(xxv)        Spread Account Balances

                                       Class AF Spread Account Deposit                                                          0.00
                                       Class AF Spread Account Draw                                                             0.00
                                       Class AF Spread Account Ending Balance                                                   0.00

                                       Class AV-1 Spread Account Deposit                                                        0.00
                                       Class AV-1 Spread Account Draw                                                           0.00
                                       Class AV-1 Spread Account Ending Balance                                                 0.00

Sec. 3A.05                Capitalized Interest Account

                          Capitalized Interest Account Balance                                                                  0.00
                          Capitalized Interest Account Deposit                                                                  0.00
                          Capitalized Interest Requirement                                                                      0.00
                          Allocation to Class AV-1 Holders                                                                      0.00



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JP Morgan                                                              Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
====================================================================================================================================
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                                                                                                                         Page 6 of 6

====================================================================================================================================
                               Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                                         December 26, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sec. 3A.05                Pre-Funding Account

                                       Original Pre-Funded Amount                                                      35,000,000.00
                                       Subsequent Transfer Amount                                                               0.00
                                       Pre-Funding Account Balance                                                              0.00












































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JPMorgan                                                               Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
===================================================================================================================================
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